Exhibit 10.1
The Company has redacted certain confidential information in this agreement in reliance upon its confidential treatment request that it will file with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate each redaction by use of asterisk *.
FIRST
AMENDMENT
to the
GAS PURCHASE AGREEMENT
between
WILLIAMS PRODUCTION RMT COMPANY LLC
and
RILEY NATURAL GAS COMPANY
and
PETROLEUM DEVELOPMENT CORPORATION
     This First Amendment (“Amendment”) to the Gas Purchase Agreement dated June 1, 2006 by and between WILLIAMS PRODUCTION RMT COMPANY LLC, formerly known as WILLIAMS PRODUCTION RMT COMPANY (“Buyer”) and RILEY NATURAL GAS COMPANY (“Riley”) and PETROLEUM DEVELOPMENT CORPORATION (“PDC”) (the “Agreement”) is made and entered into effective as of the 1st day of June, 2011 (the “Effective Date of this Amendment”). PDC together with Riley, collectively, “Seller,” and Seller together with Buyer, may be referred to herein as the “Parties,” and individually, a “Party”. All initially capitalized terms used herein, but not defined herein, shall have the respective meanings given to such terms in the Agreement.
RECITALS
     WHEREAS, Buyer and Seller are Parties to the Agreement concerning the purchase and commitment of Seller’s Gas; and
     WHEREAS, Buyer and Seller desire to amend the Agreement as stated below.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, the Parties agree that the Agreement will be amended as follows:
AGREEMENT
1.	Seller’s Commitment. Section 1.1 shall be deleted in its entirety and replaced with the following:

Seller commits to Buyer to sell and deliver to Buyer, on a Firm basis, Seller’s present and future right, title, and interest in the Gas Volume Committed to this Agreement and outlined on Exhibit F, that Seller delivers to the Receipt Point(s) from the Area of Interest (“Seller’s Gas”) described on Exhibit B, subject to the terms of this Agreement.

2.	Area of Interest. Seller’s Area of Interest shall be as described on Exhibit B, attached hereto and made a part hereof.

3.	Buyer’s Treating Service. Section 1.6 shall be deleted in its entirety and replaced with the following:

Seller’s Gas at the Receipt Point(s) may have a CO2 content that exceeds the most restrictive quality specification for CO2 content required from time to time by the Interconnecting Pipeline(s). Buyer shall Treat Seller’s Gas to reduce its CO2 content to no more than two percent (2.00%) by volume at the Delivery Point(s), provided the CO2 content of Seller’s Gas does not exceed four percent (4.00%) by volume at the Receipt Point(s). The fee for Treating Seller’s Gas that does not exceed three percent (3%) CO2 by volume at the Receipt Point(s) is incorporated into the Gathering and Processing Fee. In the event the CO2 content of Seller’s

Gas exceeds three percent (3%) by volume at the Receipt Point(s), the Excess CO2 Treating Fee as set forth in Exhibit E shall be payable from Seller to Buyer. In no event, however, is Buyer obligated to accept deliveries of Seller’s Gas at a given Receipt Point if the CO2 content of Seller’s Gas at that Receipt Point exceeds four percent (4.00%) by volume. If the weighted arithmetic average quality specification for CO2 content of the Interconnecting Pipeline(s) should ever be reduced below two and thirty-one hundredths percent (2.31%) per Mcf, then the Parties shall within thirty (30) Days of written notice thereof from Buyer, renegotiate, subject to Section 1.9 of this Agreement, the Gathering and Processing Fee. If the Parties are unable to renegotiate the Gathering and Processing Fee, then Buyer may refuse to accept further deliveries of Seller’s Gas affected thereby or Buyer may at its option, upon thirty (30) Days’ prior written notice to Seller, release such affected Gas from the provisions of this Agreement. Buyer’s right to renegotiate the Gathering and Processing Fee or, upon the failure of such renegotiation, to refuse to accept further deliveries of Seller’s Gas affected thereby or release such affected Gas from the provisions hereof, shall apply to each successive reduction of the most restrictive quality specification for CO2 content of the Interconnecting Pipeline(s) that is below two and thirty-one hundredths percent (2.31%) per Mcf.

4.	Service and Fee Description. Exhibit E shall be deleted in its entirety and replaced with Exhibit E attached hereto and made a part hereof.

5.	Gas Volumes Committed. Exhibit F shall be deleted in its entirety and replaced with Exhibit F attached hereto and made a part hereof.

6.	Standard Terms and Conditions. Exhibit A of the Agreement is amended to include the following new definition:
A.	57 Area of Interest shall mean that surface area described on Exhibit B.
     This Amendment may be executed in counterparts, each of which taken together shall constitute one and the same instrument.
     This Amendment shall be governed by and construed and enforced in accordance with the laws of the same jurisdiction as apply to the Agreement.
     Except as hereby amended, all terms and conditions contained in the Agreement shall remain in full force and effect. All future references to the Agreement shall be deemed to include this Amendment.
IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to be effective as of the Effective Date of this Amendment.

“Buyer”	“Seller”
WILLIAMS PRODUCTION RMT COMPANY LLC	RILEY NATURAL GAS COMPANY

By: /s/ Neal Buck	By: /s/George Courcier
Printed Name: Neal Buck	Printed Name: George Courcier
Title: Vice President	Title: Vice President

“Seller” PETROLEUM DEVELOPMENT CORPORATION

By: /s/George Courcier
Printed Name: George Courcier
Title: Vice President

EXHIBIT B
TO FIRST AMENDMENT
TO THE GAS PURCHASE AGREEMENT
DATED AS OF JUNE 1, 2006
between
WILLIAMS PRODUCTION RMT COMPANY LLC
and
RILEY NATURAL GAS COMPANY
and
PETROLEUM DEVELOPMENT CORPORATION
AREA OF INTEREST
All of Seller’s right, title, or interest in lands and the right to produce oil and/or Gas therefrom whether arising from fee ownership, working interest ownership, mineral ownership, leasehold ownership, or arising from any pooling, unitization or communitization of any of the foregoing rights in the acreage lying within the following townships in Garfield County, Colorado:
6S-97W
Section 12: S2
Section 13: NE
Section 24: ALL
Section 25: ALL
Section 36: Lot 1, Lot 2, Lot 3, Lot 4 (ada ALL)
7S-97W
Section 1: ALL
Section 2: E2E2
Section 12: N2, N2N2S2, N2N2S2N2S2
7S-96W
Section 6: S2, NE
Section 7: N2, SE
Section 13: Lot 4, Lot 10, Lot 11, Lot 12, Lot 13
Section 14: NESE, SESE
Section 24: Lot 2, Lot 3, Lot 4
Section 17: NW
Section 18: N2
6S-96W
Section 4: Part of Lot 1, Lot 5, Part of SENW, Part of SWNW, Part of NWSW, Part of NWSW, Lot 10,
Part of Lot 11, Lot 12
Section 5: Lot 1, Lot 8, Lot 9, Lot 16, Lot 17 (ada E2E2)
Section 7: ALL
Section 8: Lot 1, Lot 3, Lot 4, Lot 5, Lot 7, Lot 8, Lot 13, Lot 14, Lot 15
Section 9: Lot 10, Lot 11, Lot 12, Lot 13 (ada SW)
Section 16: Lot 13, Lot 14, NESW, SESW (ada SW)
Section 17: Lot 2, Lot 4, Lot 5, Lot 9, Lot 10, Lot 11, Lot 12, Lot 14, Lot 15, Lot 16, Lot 17 (ada W2)

EXHIBIT E
TO FIRST AMENDMENT
TO THE GAS PURCHASE AGREEMENT
DATED AS OF JUNE 1, 2006
between
WILLIAMS PRODUCTION RMT COMPANY LLC
and
RILEY NATURAL GAS COMPANY
and
PETROLEUM DEVELOPMENT CORPORATION
SERVICE AND FEE DESCRIPTION
I.	For deliveries from June 1, 2006 through May 31, 2009, the Gathering and Processing Fees and the Excess CO2 Fee will be fixed at the values actually charged in the applicable Settlement Statements for the respective months during that period.

II.	For deliveries from and after June 1, 2009, the following fees will apply, subject to the annual escalation of fees described in III. below:

		FL&U	FL&U
Gathering and	Gathering and	(Low pressure	(High pressure	Low Delivery	Excess CO2
Processing Fee	Processing Fee	receipt points)	receipt points)	Fee	Treating Fee
$ [*] per MMBtu Received at a Low Pressure Receipt Point	$ [*] per MMBtu Received at a High Pressure Receipt Point	Actual usage (initially [*] %)	Actual usage (initially [*] %)	$[*] per Accounting Period per Receipt Point	$ [*] per Mcf for each 1.00%, or part thereof, Greater than 3.00%
III.	Beginning on June 1, 2010, and annually at the beginning of each Contract Year thereafter, Buyer shall adjust the Gathering and Processing Fees and the Excess CO2 Treating Fee stated above by a percentage equal to the annual average percentage change, from the preceding Contract Year, in the cumulative implicit Gross Domestic Product price deflator (“GDPDEF”) computed and published by the U.S. Department of Commerce. Provided, however, that the adjustment shall never result in the Gathering and Processing Fees and the Excess CO2 Treating Fee being less than the fees stated in the table below.

		FL&U	FL&U
Gathering and	Gathering and	(Low pressure	(High pressure	Low Delivery	Excess CO2
Processing Fee	Processing Fee	receipt points)	receipt points)	Fee	Treating Fee
$ [*] per MMBtu Received at a Low Pressure Receipt Point	$ [*] per MMBtu Received at a High Pressure Receipt Point	Actual usage (initially [*] %)	Actual usage (initially [*] %)	$ [*] per Accounting Period per Receipt Point	$ [*] per Mcf for each 1.00%, or part thereof, Greater than 3.00%
An example of the annual average percentage change in the GDPDEF factor calculation for the adjustment of rates is shown below:

Current Contract Year
That year (2nd Quarter)		107.215
That year (1st Quarter)		107.021
Prior year (4th Quarter)		106.515
Prior year (3rd Quarter)		105.942
Annual Average GDPDEF:		106.673

Preceding Contract Year
That year (2nd Quarter)		106.754
That year (1st Quarter)		106.012
Prior year (4th Quarter)		105.211
Prior year (3rd Quarter)		104.262
Annual Average GDPDEF:		105.560

Annual Average GDPDEF — Current Contract Year:		106.673
Annual Average GDPDEF — Preceding Contract Year:		105.560
Annual Average Percentage Change Effective for the current Contract Year:
106.673 / 105.560 =		1.011
Gathering and Processing Fee preceding Contract Year:	$	[*]
Adjusted Gathering and Processing Fee, current Contract Year;	$	[*]

EXHIBIT F
TO FIRST AMENDMENT
TO THE GAS PURCHASE AGREEMENT
DATED AS OF JUNE 1, 2006
between
WILLIAMS PRODUCTION RMT COMPANY LLC
and
RILEY NATURAL GAS COMPANY
and
PETROLEUM DEVELOPMENT CORPORATION
GAS VOLUMES COMMITTED

		Seller's Original	Adjustment to Seller’s	Seller's Amended
		Annual Volume	Annual Volume	Annual Volume
Contract Year		(in MMBtu)	(in MMBtu)	(in MMBtu)
1.	June 1, 2006 — August 31, 2006	1,978,000	no change	no change
1.	September 1, 2006 — May 31, 2007	15,578,760	no change	no change
2.	June 1, 2007 — May 31, 2008	22,890,878	no change	no change
3.	June 1, 2008 — May 31, 2009	32,393,817	no change	no change
	Sub Total: Contract Year 1-3	72,841,455

4.	June 1, 2009 — May 31, 2010	35,164,648	(15,164,648)	20,000,000
5.	June 1, 2010 — May 31, 2011	35,415,768	(15,415,768)	20,000,000
6.	June 1, 2011 — May 31, 2012	36,204,441	(16,204,441)	20,000,000
7.	June 1, 2012 — May 31, 2013	36,588,969	(16,588,969)	20,000,000
8.	June 1, 2013 — May 31, 2014	31,880,469	12,300,000	44,180,469
9.	June 1, 2014 — May 31, 2015	25,068,839	12,300,000	37,368,839
10.	June 1, 2015 — May 31, 2016	19,328,393	12,300,000	31,628,393
11.	June 1, 2016 — May 31, 2017	14,757,224	12,300,000	27,057,224
12.	June 1, 2017 — May 31, 2018	11,887,191	12,300,000	24,187,191
13.	June 1, 2018 — May 31, 2019	9,750,519	12,300,000	22,050,519
14.	June 1, 2019 — May 31, 2020	7,635,618	12,300,000	19,935,618
15.	June 1, 2020 — May 31, 2021	5,771,836	12,300,000	18,071,836
	Sub Total: Contract Year 4-15	269,453,915	35,026,174	304,480,089